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                                                                    Exhibit 23.1
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INDEPENDENT AUDITORS' CONSENT
-----------------------------


We consent to the incorporation by reference in this Registration
Statement of CML Group, Inc. and its subsidiaries on Form S-8 of our report dated September 27, 1995 appearing in the Annual Report on Form 10-K of CML Group, Inc. and its subsidiaries for the year ended July 31, 1995.



Deloitte & Touche LLP
Boston, Massachusetts
December 22, 1995